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                                                                    EXHIBIT 10.4



                        REGISTRATION RIGHTS AGREEMENT


         Registration Rights Agreement, made as of the 27 day of June, 1997, (the "Agreement") by and among Let's Talk Cellular & Wireless, Inc., a Florida corporation f/k/a Let's Talk Cellular of America, Inc. (the "Company"), Nicolas Molina, Brett Beveridge and Allan Sorensen (each a "Holder" and collectively, the "Holders").

         WHEREAS, the Company desires to provide the Holders with certain piggyback registration rights; and

         WHEREAS, the parties hereto desire to evidence such registration rights by entering into this Agreement.

         NOW THEREFORE, in consideration of the mutual covenants and agreements set forth below, the parties hereby agree as follows:

         1. Certain Definitions. As used in this Section 1, the following terms shall have the following respective meanings:

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Holder" means the person who is then the record owner of Registrable Securities which have not been sold to the public.

         "Registrable Securities" means (i) shares of Common Stock owned by a Holder; and (ii) any Common Stock issued in respect of the shares described in clause (i) upon any stock split, stock dividend, recapitalization or other similar event.

         The term "register" means to register under the Securities Act and applicable state securities laws for the purpose of effecting a public sale of securities.

         "Registration Expenses" means all expenses incurred by the Company in compliance with Section 2 hereof, including, without limitation, all registration and filing fees, printing expenses, transfer taxes, fees and disbursements of counsel for the Company, blue sky fees and expenses, reasonable fees and disbursements of one counsel for all the selling Holders and other security holders, and the expense of any special audits incident to or required by any such registration.

         "Securities Act" means the Securities Act of  1933, as amended.

         "Selling Expenses" means all underwriting discounts and selling commissions applicable to the sale of Registrable Securities.

         2.      "Piggy Back" Registrations.

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                 (a)      If at any time the Company shall determine to
register any of its securities, either for its own account or the account of a security holder or holders exercising their registration rights, other than a registration relating solely to employee benefit plans, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company shall:

                 (i) Promptly give to each Holder of Registrable Securities written notice thereof (which shall include the number of shares the Company or other security holder proposes to register and, if known, the name of the proposed underwriter); and

                 (ii) Use its best efforts to include in such registration all the Registrable Securities specified in a written request or requests, made by any Holder within ten (10) days after the date of delivery of the written notice from the Company described in clause
         (i) above. If the underwriter advises the Company (A) that marketing considerations require a limitation on the number of shares offered pursuant to any registration statement, then the Company may offer all of the securities it proposes to register for its own account or the maximum amount that the underwriter considers saleable and such limitation on any remaining securities that may, in the opinion of the underwriter, be sold will be imposed pro rata among all shareholders who are entitled to include shares in such Registration Statement according to the number of Registrable Securities each such shareholder requested to be included in such registration statement, or (B) that marketing considerations require a limitation on the number of shares offered by the management of the Company pursuant to any registration statement, then such limitation on any shares that may, in the opinion of the underwriter, be sold by the management of the Company will be imposed pro rata among all management shareholders who are entitled to include such shares in such registration statement according to the number of Registrable Securities each such management shareholder requested to be included in such registration statement.

                 (b) The Company shall select the underwriter for an offering made pursuant to this Section 2.

         3. Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to
Section 2 shall be paid by the Company. All Selling Expenses incurred in connection with any such registration, qualification or compliance shall be borne by the holders of the securities registered, pro rata on the basis of the number of their shares so registered.

         4. Registration Procedures. In the case of each registration effected by the Company pursuant to this Agreement, the Company shall keep each Holder of Registrable Securities included in such registration advised in writing as to the initiation of each

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registration and as to the completion thereof. At its expense, the Company shall do the following for the benefit of such Holders:

                 (a) Use its best efforts to keep such registration effective for a period of one hundred twenty (120) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs, and amend or supplement such registration statement and the prospectus contained therein from time to time to the extent necessary to comply with the Securities Act and applicable state securities laws;

                 (b) Use its best efforts to register or qualify the Registrable Securities covered by such registration under the applicable securities or "blue sky" laws of such jurisdictions as the selling shareholders may reasonably request; provided, that the Company shall not be obligated to qualify to do business in any jurisdiction where it is not then so qualified or otherwise required to be so qualified or to take any action which would subject it to the service of process in suits other than those arising out of such registration;

                 (c) Furnish such number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request;

                 (d) To the extent then permitted under applicable professional guidelines and standards, obtain a comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters and an opinion from the Company's counsel in customary form and covering such matters of the type customarily covered in a public issuance of securities, in each case addressed to the Holders, and provide copies thereof to the Holders; and

                 (e) Permit the counsel to the selling shareholders to inspect and copy such corporate documents as he may reasonably request.

         5.      Indemnification.

                 (a) The Company shall, and hereby does, indemnify each Holder, each of its officers and stockholders, and each person controlling such Holder within the meaning of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls such underwriter within the meaning of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or the Exchange Act or the securities act of any state or any rule or regulation thereunder

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applicable to the Company and relating to action or inaction required of the
Company in connection with any such registration, qualification or compliance, and shall reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, whether or not resulting in any liability, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) based upon written information furnished to the Company by such Holder or underwriter and stated to be specifically for use therein.

                 (b) Each Holder shall, if Registrable Securities held by him are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Securities Act and the rules and regulations thereunder, each other such Holder and each of their officers, directors and partners, and each person controlling such Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holder's directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, whether or not resulting in liability, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, that the obligations of each Holder hereunder shall be limited to an amount equal to the net proceeds received by such Holder upon sale of his securities.

                 (c)      Each party entitled to indemnification under this
Section 5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, but the failure of any Indemnifying Party to give such notice shall not relieve the Indemnifying Party of its obligations under this Section 5 (except and to the extent the Indemnifying Party has been prejudiced as a consequence thereof). The Indemnifying Party shall be entitled to participate in, and to the extent that it may elect by written notice delivered to the Indemnified Party promptly after receiving the aforesaid notice from such Indemnified Party, at its expense to assume, the defense of any such claim or any litigation resulting therefrom, with counsel reasonably satisfactory to such Indemnified Party, provided that the Indemnified Party may participate

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in such defense at its expense, notwithstanding the assumption of such defense by the Indemnifying Party, and provided, further, that if the defendants in any such action shall include both the Indemnified Party and the Indemnifying Party and the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it and/or other Indemnified parties which are different from or additional to those available to the Indemnifying Party, the Indemnified Party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party or parties and the fees and expenses of such counsel shall be paid by the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall (i) furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom and (ii) shall reasonably assist the Indemnifying Party in any such defense, provided that the Indemnified Party shall not be required to expend its funds in connection with such assistance.

                 (d) No Holder shall be required to participate in a registration pursuant to which it would be required to execute an underwriting agreement in connection with a registration effected under Section 2 which imposes indemnification or contribution obligations on such Holder more onerous than those imposed hereunder; provided, however, that the Company shall not be deemed to breach the provisions of Section 2 if a Holder is not permitted to participate in a registration on account of his refusal to execute an underwriting agreement on the basis of this subsection (d).

         6. Limitations on Registration Rights. From and after the date of this Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder (a) the right to require the Company, upon any registration of any of its securities, to include, among the securities which the Company is then registering, securities owned by such holder, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of its securities will not limit the number of Registrable Securities sought to be included by the Holders of Registrable Securities or reduce the offering price thereof; or (b) the right to require the Company to initiate any registration of any securities of the Company.

         7. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of restricted securities (as that term is used in Rule 144 under the Securities Act) to the public without registration, the Company agrees to use its best efforts to:

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                 (a)      make and keep public information available as those
terms are understood and defined in Rule 144 under the Securities Act, at all times from and after ninety days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

                 (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

                 (c) so long as a Holder owns any restricted securities, furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

         8. Listing Application. If shares of any class of stock of the Company shall be listed on a national securities exchange, the Company shall, at its expense, include in its listing application all of the shares of the listed class then owned by any Holder.

         9. Damages. The Company recognizes and agrees that the holder of Registrable Shares shall not have an adequate remedy if the Company fails to comply with the provisions of this Agreement, and that damages will not be readily ascertainable, and the Company expressly agrees that in the event of such failure any Holder of Registrable Shares shall be entitled to seek specific performance of the Company's obligations hereunder and that the Company will not oppose an application seeking such specific performance.

         10. Notices. All notices required or permitted to be given pursuant to this Agreement shall be given in writing and shall be transmitted by personal delivery, be registered or certified mail, return receipt requested, postage prepaid, or by telecopier or other electronic means (with a confirming copy by registered or certified mail, postage prepaid) and shall be addressed as follows:

                 The Company:

                          Let's Talk Cellular & Wireless, Inc.
                          5200 N.W. 77th Court
                          Miami, Florida 33166
                          Attention: President

                 With a copy to:

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                          Greenberg, Traurig, Hoffman,
                          Lipoff, Rosen & Quentel, P.A.
                          1221 Brickell Avenue
                          Miami, Florida 33131
                          Attention: Jorge L. Freeland


                 The Holders:

                          Nicolas Molina
                          7545 S.W. 84th Court
                          Miami, Florida 33143

                          Brett Beveridge
                          9760 S.W. 148th Street
                          Miami, Florida 33176

                          Allan Sorensen
                          1500 South Ocean Drive
                          Ft. Lauderdale, Florida 33316


A party may designate a new address to which notices required or permitted to be given pursuant to this Agreement shall thereafter be transmitted by given written notice to that effect to the other parties. Each notice transmitted in the manner described in this Section 2 shall be deemed to have been given, received and become effective for all purposes at the time it shall have been
(i) delivered to the addresses as indicated by the return receipt (if transmitted by mail), the affidavit of the messenger (if transmitted by personal delivery) or the answer back or call back (if transmitted by telecopier or other electronic means, but only if a confirmation copy of such telecopied or electronically delivered notice is also delivered by registered or certified mail, postage prepaid) or (ii) presented for delivery to the addressee as so indicated during normal business hours, if such delivery shall have been refused for any reason.

         11. Governing Law. This Agreement shall be deemed a contract made under the laws of the State of Florida and together with the rights and obligations of the parties hereunder, shall be construed under and governed by the laws of such state.

         12. Binding Effect; Assignment: Third party Beneficiaries. This Agreement shall be binding upon the parties and their respective successors and assigns and shall inure to the benefit of the parties and their respective successors and permitted assigns. No party shall assign any of its rights or delegate any of its duties under this Agreement (by operation of law or otherwise) without the prior written consent of the other parties. Any assignment of rights or delegation of duties under this Agreement by a party without the prior written consent of the other parties, if such consent is required hereby, shall be void.

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No person (including without limitation, any employee of a party) shall be, or be deemed to be, a third party beneficiary of this Agreement.

         13. Entire Agreement; Effective Date of Agreement. This Agreement constitutes the entire contract among the parties with respect to the subject matter hereof and cancels and supersedes all of the previous contracts, commitments, representations, warranties and understandings (whether oral or written) by, between or among the parties with respect to the subject matter hereof, including, but not limited to the Purchase Agreement. This Agreement shall not become effective until the consummation of the IPO.

         14. Amendments. No addition to, and no cancellation, renewal, extension, modification or amendment of, this Agreement shall be binding upon a party unless such addition, cancellation, renewal, extension, modification or amendment is set forth in a written instrument which states that it adds to, amends, cancels, renews, extends or modifies this Agreement and has been approved by all of the parties.

         15. Waivers. No waiver of any provision of this Agreement shall be binding upon a party unless such waiver is expressly set forth in a written instrument which is executed and delivered on behalf of such party by an officer of, or attorney-in-fact for, such party. Such waiver shall be effective only to the extent specifically set forth in such written instrument. Neither the exercise (from time to time and at any time) by a party of, nor the delay or failure (at any time or for any period of time) to exercise, any right, power or remedy shall constitute a waiver of the right to exercise, or impair, limit or restrict the exercise of, such right, power or remedy or any other right, power or remedy at any time and from time to time thereafter. No waiver of any right, power of remedy of a party shall be deemed to be a waiver of any other right, power or remedy of such party or shall, except to the extent so waived, impair, limit or restrict the exercise of such right, power or remedy.

         16. Headings; Counterparts. The headings set forth in this Agreement have been inserted for convenience of reference only, shall not be considered a part of this Agreement and shall not limit, modify or affect in any way the meaning or interpretation of this Agreement. This Agreement may be signed in any number of counterparts, each of which (when executed and delivered) shall constitute an original instrument, but all of which together shall constitute one and the same instrument. It shall not be necessary when making proof of this Agreement to account for any counterparts other than a sufficient number of counterparts which, when taken together contain signatures of all of the parties.

         17. Severability. If any provision of this Agreement shall hereafter be held to be invalid, unenforceable or illegal, in whole or in part, in any jurisdiction under any circumstances for any reason, (i) such provision shall be reformed to the minimum extent necessary to cause such provision to be valid, enforceable and legal while preserving the intent of the parties as expressed in, and the benefits to the parties provided by, this Agreement of
(ii) if such provision cannot be so reformed, such provision shall be severed

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from this Agreement and an equitable adjustment shall be made to this Agreement
(including, without limitation, addition of necessary further provisions to this Agreement) so as to give effect to the intent as so expressed and the benefits so provided. Such holding shall not affect or impair the validity, enforceability or legality of such provision in any other jurisdiction or under any other circumstances. Neither such holding nor such reformation or severance shall effect or impair the legality, validity or enforceability of any other provision of this Agreement.

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         IN WITNESS WHEREOF, the parties have duly executed and delivered this
Agreement as of the date first above written.

                                Let's Talk Cellular & Wireless, Inc.


                                By:/s/Nicolas Molina
                                   ---------------------------------------
                                        Name:    Nicolas Molina
                                        Title:   Chief Executive Officer



                                /s/Nicolas Molina
                                ---------------------------------------
                                Nicolas Molina



                                /s/Brett Beveridge
                                ---------------------------------------
                                Brett Beveridge



                                /s/Allan Sorensen
                                ---------------------------------------
                                Allan Sorensen





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